EXHIBIT q.1

                             POWERS OF ATTORNEY FOR
                              ALL TRUSTEES EXCEPT
                             LOWELL P. WEICKER, JR.


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                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Kevin J. Carr, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements, amendments thereto, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Adviser Trust
         Phoenix CA Tax-Exempt Bond Fund
         Phoenix-Engemann Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix PHOLIOs(sm)
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


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         WITNESS my hand and seal on this 16th day of November, 2005.



/s/ E. Virgil Conway                                 /s/ Harry Dalzell-Payne
------------------------------------                 ------------------------------------
E. Virgil Conway, Trustee                            Harry Dalzell-Payne, Trustee


/s/ S. Leland Dill                                   /s/ Francis E. Jeffries
------------------------------------                 ------------------------------------
S. Leland Dill, Trustee                              Francis E. Jeffries, Trustee


/s/ Dr. Leroy Keith, Jr.                             /s/ Marilyn E. LaMarche
------------------------------------                ------------------------------------
Dr. Leroy Keith, Jr., Trustee                        Marilyn E. LaMarche, Trustee


/s/ Philip R. McLoughlin                             /s/ Geraldine M. McNamara
------------------------------------                 ------------------------------------
Philip R. McLoughlin, Trustee                        Geraldine M. McNamara, Trustee


/s/ Everett L. Morris                                /s/ James M. Oates
------------------------------------                 ------------------------------------
Everett L. Morris, Trustee                           James M. Oates, Trustee


/s/ Donald B. Romans                                 /s/ Richard E. Segerson
------------------------------------                 ------------------------------------
Donald B. Romans, Trustee                            Richard E. Segerson, Trustee


/s/ Ferdinand L.J. Verdonck
------------------------------------
Ferdinand L.J. Verdonck, Trustee